                                                                   Exhibit 10.5

                           [MERRILL LYNCH LETTERHEAD]

                                                  November 17, 1998

Mr. Mark Gutterman
Transaction Information Systems, Inc.
115 Broadway, 20th Floor
New York, NY 10006

                 Re: WCMA LINE OF CREDIT INCREASE AND EXTENSION

Dear Mr. Gutterman,

I am pleased to advise you that the request of Transaction Information Systems, Inc. for an increase and extension of its WCMA Line of Credit and letter of credit availability has been approved upon the terms set forth in the enclosed Letter Agreement. NOTE THAT THE EXTENSION IS FOR AN ADDITIONAL TWO-YEAR PERIOD.

Please note that THERE IS AN OPTION IN THE LETTER AGREEMENT TO PAY THE ANNUAL LETTER OF CREDIT COMMITMENT FEE EITHER BY PAYING IT DIRECTLY BY CHECK OR AUTHORIZING US TO CHARGE THE WCMA ACCOUNT. If there is no line of credit availability under the WCMA Line of Credit, I recommend that you pay this fee by check to avoid an overdraft in the WCMA Account.

Note further that, among other conditions in said Letter Agreement, in order for this increase and extension to become effective, one copy of the enclosed Letter Agreement must be fully executed and returned to me within 14 days from the date hereof.

If you have any questions, please call me at (312) 269-4483.

Very truly yours,

MERRILL LYNCH BUSINESS
FINANCIAL SERVICES INC.


By:  /s/ Nicole Bustos
   ------------------------
     Nicole Bustos
     Assistant Vice President

cc:  Duncan McCallum

                           [MERRILL LYNCH LETTERHEAD]


                                             November 17,1998


Transaction Information Systems, Inc.
115 Broadway, 20th Floor
New York, NY 10006

          RE: WCMA LINE OF CREDIT INCREASE AND EXTENSION

Ladies and Gentlemen:

This Letter Agreement will serve to confirm certain agreements of Merrill Lynch Business Financial Services Inc. ("MLBFS") and Transaction Information Systems, Inc. ("Customer") with respect to: (i) that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT NO. 405-07578 between MLBFS and Customer (including any previous amendments and extensions thereof), and (ii) all other agreements between MLBFS and Customer or any party who has guaranteed or provided collateral for Customer's obligations to MLBFS (a "Guarantor") in connection therewith (collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

Subject to the terms hereof, effective as of the "Effective Date" (as defined below) the Loan Documents are hereby amended as follows:

(a) Customer has merged with Transaction Information Systems, Inc., a corporation organized and existing under the laws of the State of Delaware. Pursuant to the merger, all references to Customer shall now mean Transaction Information Systems, Inc., a Delaware Corporation.

(b) The "Maturity Date" of the WCMA Line of Credit is hereby extended to October 31, 2000.

(c) The "Maximum WCMA Line of Credit" is hereby increased to an amount equal to the lesser of: (A) 80% of Customer's and each Business Guarantor's domestic Accounts and Chattel Paper, as shown on its regular books and records (excluding Accounts over 90 days old, Chattel Paper with installments or other sums more than 90 days past due, and Accounts and Chattel Paper directly or indirectly due from any person or entity not domiciled in the United States or from any shareholder, officer, or employee of Customer or any affiliated entity), less the Maximum WCMA Line of Credit of Setford-Shaw-Najarian Associates, Ltd, WCMA No. 405-07553 and the Maximum WCMA Line of Credit of TIS Equipment Corp., WCMA NO. 405-07664 or (B) $9,000,000.00. Increases and decreases in the Maximum WCMA Lien of Credit may be made by MLBFS pursuant to said formula at any time or times without notice. However, MLBFS will not in any event be obligated to make any increase in the Maximum WCMA Line of Credit pursuant to said formula more than once in any calendar month.

(d) MLBFS has further approved an extension until the new Maturity Date of the letter of credit availability for Customer under the WCMA Line of Credit, in an aggregate amount up to the lesser of: (i) $500,000.00 or (ii) the remaining availability under Customer's WCMA Line of Credit after

                                  MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.


Transaction Information Systems, Inc.
November 17, 1998
Page No. 2

giving effect to all outstanding WCMA Loans and amounts reserved for outstanding letters of credit. In connection with said extension, Customer hereby authorizes MLBFS to charge to Customer's WCMA Account via the Funds Transfer Service: (a) a Letter of Credit Facility Commitment Fee in the amount of $1,250.00 on the Effective Date, and again at the expiration of each full year of the renewal term; and (b) all other fees from time to time payable in accordance with the terms of the Letter of Credit Supplement included in the Loan Documents. In lieu of authorizing MLBFS to charge the Letter of Credit Commitment Fee using FTS, Customer may pay said fee by check concurrently with the execution and return of this Letter Agreement.

(e) "Obligation" shall mean all liabilities, indebtedness and other obligations of Customer, Setford-Shaw-Najarian Associates, Ltd. or TIS Equipment Corp. to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, include all present and future liabilities, indebtedness and obligations of Customer under this Loan Agreement, under that certain, Working Capital Management Account Agreement and related WCMA Note and Security Agreement No. 405-07553, and under that certain WCMA Loan and Security Agreement No. 405-07664.

(f) The annual "Line Fee" during the period ending October 31, 2000, shall be $67,500.00. Customer hereby authorizes and directs MLBFS to charge said amount to WCMA Account No. 405-07578 on or at any time after the Effective Date, and again at the expiration of each year of the renewal term.

(g) The term "Interest Rate" shall mean a variable per annum rate of interest equal to the sum of 2.50% and the 30-Day Commercial Paper Rate. The "30-Day Commercial Paper Rate" shall mean, as of the date of any determination, the interest rate from time to time published in the "Money Rates" section of The Wall Street Journal for 30-day high-grade unsecured notes sold through dealers by major corporations. The Interest Rate will change as of the date of publication in The Wall Street Journal of a 30-Day Commercial Paper Rate that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the 30-Day Commercial Paper Rate, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate.

(h) Within 120 days after the close of each fiscal year of Customer and each Business Guarantor, Customer shall furnish or cause to be furnished to MLBFS a copy of the annual audited financial statements of Customer and each Business Guarantor, consisting of at least a consolidated balance sheet as at the close of such fiscal year and related statements of income, retained earnings and cash flows, certified by their current independent certified public accountants or other independent certified public accountants reasonably acceptable to MLBFS.

(i) Within 45 days after the close of each fiscal quarter of Customer and each Business Guarantor, Customer shall furnish or cause to be furnished to MLBFS:
(i) their statement of profit and loss for the fiscal quarter then ended, and
(ii) a balance sheet as at the close of each fiscal quarter all in reasonable detail and certified by their respective chief financial officer.

(j) Within 15 days after the close of each fiscal month of Customer and each Business Guarantor, Customer shall furnish or cause to be furnished to MLBFS an aging of Accounts and Chattel Paper for Customer as of the end of such fiscal month, in reasonable detail and certified by its chief financial officer.

                                  MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

Transaction Information Systems, Inc.
November 17, 1998
Page No. 4

MLBFS shall have reviewed and approved this Letter Agreement as being consistent in all respects with the original internal authorization hereof.

Notwithstanding the foregoing, if Customer and the Guarantors do not execute and return the duplicate copy of this Letter Agreement within 14 days from the date hereof, or if for any other reason (other than the sole fault of MLBFS) the Effective Date shall not occur within said 14-day period, then all of said amendments and agreements will, at the sole option of MLBFS, be void.

Very truly yours,

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.


By:  /s/  Nicole Bustos
   -----------------------------------------
    Nicole Bustos
    Assistant Vice President

Accepted:

TRANSACTION INFORMATION SYSTEMS, INC.

By:  /s/ Jeffrey Najarian
   -----------------------------------------
Printed Name: Jeffrey Najarian
Title: President

Approved:

SETFORD-SHAW-NAJARIAN ASSOCIATES, LTD

By:  /s/ Jeffrey Najarian
   -----------------------------------------
Printed Name: Jeffrey Najarian
Title:

TIS EQUIPMENT CORP.

By:  /s/ Jeffrey Najarian
   -----------------------------------------
Printed Name: Jeffrey Najarian
Title:

                                  MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

Transaction Information Systems, Inc.
November 17, 1998
Page No. 5


/s/  Edward Shaw
-------------------------------------
Edward Shaw

/s/  Jeffrey Najarian
-------------------------------------
Jeffrey Najarian

/s/  Johnathan Todar
-------------------------------------
Johnathan Todar

/s/  Mark Arzoomanian
-------------------------------------
Mark Arzoomanian

/s/  George Setford
-------------------------------------
George Setford


/s/ Robert Gold
--------------------------------------
Robert Gold

/s/ Mitchell Fass
--------------------------------------
Mitchell Fass

[Merrill Lynch logo]                                     UNCONDITIONAL GUARANTY
-------------------------------------------------------------------------------

FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to advance moneys or extend or continue to extend credit or lease property to or for the benefit of, or modify its credit relationship with, or enter into any other financial accommodations with TRANSACTION INFORMATION SYSTEMS, INC., a corporation organized and existing under the laws of the State of Delaware (with any successor in interest, including, without limitation, any successor by merger or by operation of law, herein collectively referred to as "Customer") under: (a) that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT NO. 405-07578 between MLBFS and Customer (the "Loan Agreement"), (b) any "Additional Agreements", as that term is defined in the Loan Agreement, and
(c) all present and future amendments, restatements, supplements and other evidences of any extensions, increases, renewals, modifications and other changes of or to the Loan Agreement or Additional Agreements (collectively, the "Guaranteed Documents"), the undersigned (individually, "Guarantor", and collectively "Guarantors") hereby jointly and severally unconditionally guarantee to MLBFS (subject, however, to the limitation of liability hereinafter set forth): (i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or any time hereafter due from Customer to MLBFS under the Guaranteed Documents, (ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents, and (iii) the prompt and full payment and performance of all other indebtedness, liabilities and obligations of Customer to MLBFS, howsoever created or evidenced, and whether now existing or hereafter arising (collectively, the "Obligations"). Guarantors further agree to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty. Guarantors acknowledge that MLBFS is relying on the execution and delivery of this Guaranty in advancing moneys to or extending or continuing to extend credit to or for the benefit of Customer.

Subject to the limitation of liability hereinafter set forth, this Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully and indefeasibly paid, performed and discharged. Upon the occurrence and during the continuance of any Event of Default under the Guaranteed Documents, any or all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantors (it being understood, however, that upon the occurrence of any "Bankruptcy Event", as defined in the Guaranteed Documents, all such indebtedness shall automatically become due and payable without action on the part of MLBFS). Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect. To the extent that MLBFS receives payment with respect to the Obligations, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside, required to be repaid by MLBFS or is repaid by MLBFS pursuant to a settlement agreement, to a trustee, receiver or any other person or entity, whether under any Bankruptcy law or otherwise (a "Returned Payment"), this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of such payment or repayment by MLBFS, and the indebtedness or part thereof intended to be satisfied by such Returned Payment shall be revived and continued in full force and effect as if said Returned Payment had not been made.

The liability of Guarantors hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of any Guarantor: (a) any renewals, amendments, modifications or supplements of or to any of the Guaranteed Documents, or any extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS' rights under any of the Guaranteed Documents; (b) any acceptance by MLBFS of any collateral or security for, or other guarantees of, any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any invalidity, irregularity or unenforceability of all or any part of the Obligations, or any collateral security for the Obligations, or the Guaranteed Documents; (e) any application of payments or credits by MLBFS; (f) the granting of credit from time to time by MLBFS to Customer in excess of the amount set forth in the Guaranteed Documents; or (g) any other act of commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever. MLBFS shall not be required at any time, as a condition of Guarantors' obligations hereunder, to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates, or resort to any collateral or pursue or exhaust any other rights or remedies whatsoever.

No release or discharge in whole or in part of any one or more of the Guarantors or any other guarantor of the Obligations shall release or discharge any of the other Guarantors or any other guarantor, unless and until all of the Obligations shall have been indefeasibly fully paid and discharged. Guarantors expressly waive presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantors might be entitled, by statute or otherwise, and, so long as there are any Obligations or MLBFS is committed to extend credit to Customer, Guarantors waive any right to revoke or terminate this Guaranty without the express written consent of MLBFS.

So long as there are any Obligations, Guarantors shall not have any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of MLBFS against Customer or any security when MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

MLBFS is hereby irrevocably authorized by Guarantors at any time during the continuance of an Event of Default under the Loan Agreement or any other of the Guaranteed Documents or in respect of any of the Obligations, in its sole discretion and without demand or notice of any kind, to appropriate, hold, set off and apply toward the payment of any amount due hereunder, in such order of application as MLBFS may elect, all cash, credits, deposits, accounts, financial assets, investment property, securities and any other property of any Guarantor which is in transit to or in the possession, custody or control of MLBFS or Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or any of their respective agents, bailees or affiliates. Guarantors hereby collaterally assign and grant to MLBFS a continuing security interest in all such property as additional security for the Obligations. Upon the occurrence and

Guarantor agrees to furnish to MLBFS such financial information concerning Guarantor as may be required by any of the Guaranteed Documents or as MLBFS may otherwise from time to time reasonably request. Guarantor further hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Guarantor.

No delay on the part of MLBFS in the exercise of any right or remedy under the Guaranteed Documents, this Guaranty or any other agreement shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS or any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns. If there are more than one guarantor of the Obligations, all of the obligations and agreements of Guarantor are joint and several with such other guarantors.

This Guaranty shall be governed by the laws of the State of Illinois. WITHOUT LIMITING THE RIGHT OF MLBFS TO ENFORCE THIS GUARANTY IN ANY JURISDICTION AND VENUE PERMITTED BY APPLICABLE LAW, GUARANTOR AGREES THAT THIS GUARANTY MAY AT THE OPTION OF MLBFS BE ENFORCED BY MLBFS IN ANY JURISDICTION AND VENUE IN WHICH ANY OF THE GUARANTEED DOCUMENTS MAY BE ENFORCED. GUARANTOR AND MLBFS HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY IN ANY WAY RELATED TO OR ARISING OUT OF THIS GUARANTY OR THE OBLIGATIONS. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by both Guarantor and an officer of MLBFS. Each signatory on behalf of Guarantor warrants that he or she has authority to sign on behalf of Guarantor, and by so signing, to bind Guarantor hereunder.

Dated as of November 17, 1998.

TRANSACTION INFORMATION SYSTEMS, INC.


By:  /s/  Jeffrey Najarian
   --------------------------------------------
          Signature (2)        Signature (2)

     Jeffrey Najarian
   --------------------------------------------
         Printed Name          Printed Name

            Pres.
   --------------------------------------------
            Title                 Title

Address of Guarantor:
     115 BROADWAY, 20TH FLOOR
     NEW YORK, NY 10006

FOR THE PURPOSES HEREOF, SAID MAXIMUM LIABILITY SHALL BE BASED UPON CUSTOMER'S OBLIGATIONS OUTSTANDING AT THE TIME MLBFS PROVIDES GUARANTORS WITH A "PAYMENT DEMAND" (AS HEREAFTER DEFINED), SAID MAXIMUM LIABILITY SHALL BE INCREASED BY;
(i) INTEREST, FROM THE DATE WHICH IS 5 BUSINESS DAYS AFTER THE DATE OF RECEIPT BY GUARANTORS OF A PAYMENT DEMAND TO THE DATE OF PAYMENT, AT THE HIGHEST "INTEREST RATE" UNDER THE GUARANTEED DOCUMENTS, (ii) ANY ADDITIONAL ADVANCES BY MLBFS TO CUSTOMER AFTER THE DATE OF SUCH PAYMENT DEMAND NOT REPAID BY CUSTOMER, AND (iii) ALL OUT-OF-POCKET COSTS AND EXPENSES OF MLBFS IN ENFORCING THIS GUARANTY, INCLUDING REASONABLE ATTORNEYS' FEES AND EXPENSES. THE MAXIMUM LIABILITY OF GUARANTORS HEREUNDER SHALL NOT BE REDUCED OR AFFECTED BY ANY COLLATERAL FURNISHED BY CUSTOMER OR ANY GUARANTOR, AND NO RECOVERY BY MLBFS FROM ANY SUCH COLLATERAL SHALL BE CONSIDERED PAYMENT ON ACCOUNT OF SUCH MAXIMUM LIABILITY (EXCEPT THAT IN NO EVENT WILL THE TOTAL AMOUNT RECOVERABLE BY MLBFS EXCEED THE TOTAL OBLIGATIONS). AS USED HEREIN, "PAYMENT DEMAND" SHALL MEAN A WRITTEN DEMAND BY MLBFS TO GUARANTORS STATING THAT ONE OR MORE EVENTS OF DEFAULT UNDER THE GUARANTEED DOCUMENTS HAVE OCCURRED AND ARE CONTINUING, GENERALLY STATING THE NATURE OF SUCH EVENT OR EVENTS OF DEFAULT, STATING THE DOLLAR AMOUNT DUE UNDER THIS GUARANTY, AND DEMANDING PAYMENT FROM GUARANTORS OF SUCH AMOUNT.


Date as of November 17, 1998.


Guarantor.                                   Address:  List all


/s/ Edward Shaw
-----------------------------
EDWARD SHAW

/s/ Jeffery Najarian
-----------------------------
JEFFERY NAJARIAN

/s/ Johnathan Toder
-----------------------------
JOHNATHAN TODER

/S/ Mark Arzoomanian
-----------------------------
MARK ARZOOMANIAN

/s/ George Setford
-----------------------------
GEORGE SETFORD

/s/ Robert Gold
-----------------------------
ROBERT GOLD

/s/ Mitchell Fass
-----------------------------
MITCHELL FASS


Witness: /s/ Cynthia Lopez
         --------------------

Printed Name X  CYNTHIA LOPEZ
              ---------------





                                      -3-